Exhibit 31.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, John A. Roberts, certify that:
1. I have reviewed this Amendment No. 1 on Form 10-K/A of Cancer Genetics, Inc. (the “Registrant”); and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2018	/s/ John A. Roberts
John A. Roberts
Interim Chief Executive Officer, Chief Operating Officer and Executive Vice President, Finance (Principal Executive Officer and Principal Financial Officer)